Lease liabilities (Details 3) $ in Thousands	Feb. 28, 2026 USD ($)
Lease Liabilities
Not later than one month	$ 158
Later than one month and not later than three months	286
Later than three months and not later than one year	1,285
Later than one year and not later than five years	1,478
Total undiscounted lease commitments	$ 3,207